SECURITY AGREEMENT

This Security Agreement (the “Agreement”) is made and effective this 2nd day of April, 2018,

BETWEEN:

MICAH ELDRED, individually and as managing member of CONNECT X CAPITAL MARKETS LLC (the " Secured Party"), a Florida limited liability corporation, with its principal place of business located at:

15500 Roosevelt Boulevard, Suite 301

Clearwater, FL  33760

AND:

ENDURANCE EXPLORATION GROUP, INC. (the "Debtor"), a corporation organized and existing under the laws of the State of Florida, with its principal place of business located at:

15500 Roosevelt Boulevard, Suite 301

Clearwater, FL  33760

RECITALS

WHEREAS, Debtor acknowledges its indebtedness to CONNECT X CAPITAL MARKETS LLC, in the amount of Three Hundred Thirty-Seven Thousand Dollars ($337,000) for loans made for operations in 2017 and in recent years prior by executing a Demand Note;

WHEREAS, Debtor wishes to borrow additional sums from Micah Eldred, individually, to be used to fund its salvage activities and is together with this Security Agreement, executing a Promissory Note - Line of Credit in the principal amount of up to Five Hundred Thousand ($500,000) dated on even date herewith (the “Note”); and

WHEREAS, the Debtor wishes to grant a first priority security interest in and to all of the Debtor’s tangible and intangible personal property pursuant to the terms hereof to Secured Party;

NOW, THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1.

DEFINITIONS

The following terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined:

"Contracts" shall mean all contracts between the Debtor and one or more additional parties.

"Contract Rights" shall mean all rights of the Debtor (including, without limitation, all rights to payment) under each Contract.

"Copyrights" shall mean any copyright to which the Debtor now or hereafter has title, as well as any application for a copyright hereafter made by the Debtor.

"Equipment" shall mean any "equipment," as such term is defined in the law as in effect on the date hereof in any state, or in waters in the United States or internationally, now or hereafter owned by Debtor and, in any event, shall include, but shall not be limited to, all ships, boats, maritime vessels, remotely operated vehicles, machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by the Debtor and any and all additions, substitutions and replacements of, any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

"General Intangibles" shall have the meaning assigned that term under the law as in effect on the date hereof in the State of Florida.

"Goods" shall have the meaning assigned that term under the law as in effect on the date hereof in the State of Florida.

"Inventory" shall mean all raw materials, work-in-process, and finished inventory of the Debtor of every type or description and all documents of title covering such inventory, and shall specifically include all "inventory" as such term is defined in the law as in effect on the date hereof in the State of Florida now or hereafter owned by the Debtor.

"Marks" shall mean any trademarks and service marks now held or hereafter acquired by the Debtor, which are registered in the United States Patent and Trademark Office, as well as any unregistered marks used by the Debtor in the United States and trade dress, including logos and/or designs, in connection with which any of these registered or unregistered marks are used.

"Obligations" shall mean: (i) all indebtedness, obligations and liabilities (including, without limitation, guarantees and other contingent liabilities) of the Debtor to the Secured Party, including but not limited to the Note; (ii) any and all sums advanced by the Secured Party in order to preserve the Collateral or preserve its security interest in the Collateral; and (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of the Debtor referred to in clause (i), after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs.

"Patents" shall mean any United States patent to which the Debtor now or hereafter has title, as well as any application for a United States patent now or hereafter made by Debtor.

"Proceeds" shall have the meaning assigned that term under the law as in effect in the State of Florida on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Secured Party or the Debtor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

"Receivables" shall mean any "account" as such term is defined in the law as in effect on the date hereof in the State of Florida, now or hereafter owned by Debtor and, in any event, shall include, but shall not be limited to, all of the Debtor's rights to payment for goods sold or leased or services performed by the Debtor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, or other evidence of indebtedness or security, together with (i) all security pledged, assigned, hypothecated or granted to or held by the Debtor to secure the foregoing; (ii) all of the Debtor's right, title and interest in and to any goods, the sale of which gave rise thereto; (iii) all guarantees, endorsements and indemnifications on, or of, any of the foregoing; (iv) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith; (v) all books, records, ledger cards and invoices relating thereto; (vi) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers; (vii) all credit information, reports and memoranda relating thereto and (viii) all other writings related in any way to the foregoing.

“Salvaged Items” shall mean any and all cargos, coins, or items salvaged from the operations of Debtor in its recovery of shipwreck cargos.

2.

GRANT OF SECURITY INTEREST

a.

The Debtor does hereby grant to the Secured Party a continuing security interest of first priority in all of the right, title and interest of the Debtor in, to and under all of the following property whether now existing or hereafter created or arising:

i.

All of the right, title and interest of the Debtor in, to and under all of the tangible and intangible property owned or possessed by the Debtor, including but not limited to the following, whether now existing or hereafter from time to time acquired: (a) each and every Salvaged Item recovered by the Debtor in its shipwreck cargo recovery operation, to the extent of the Debtor’s claim; (b) each and every Receivable from services rendered by the Debtor or any business owned or operated by the Debtor; (c) all Contracts related to any business activities of the Debtor and any business owned by the Debtor, together with all Contract Rights arising thereunder; (d) all Inventory; (e) all Equipment; (f) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Debtor symbolized by the Marks; (g) all Patents and Copyrights created at or used by the Debtor; (h) all computer programs of the Debtor and all intellectual property rights therein and all other proprietary information of the Debtor, including, but not limited to, trade secrets; (i) all other Goods, General Intangibles, Chattel paper, Documents and Instruments of the Debtor; (j) the specific assets listed in Exhibit “A” attached hereto; and (k) all Proceeds, accessions and products of any and all of the foregoing (all of the above, collectively, the "Collateral").

ii.

The security interest of the Creditor under this Agreement extends to all Collateral of the kind described in preceding clause (a) which the Debtor may acquire at any time during the continuation of this Agreement.

b.

The Debtor hereby constitutes and appoints the Secured Party its true and lawful attorney, irrevocably, with full power after the occurrence of an Event of Default (in the name of the Debtor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to the Debtor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Secured Party may deem to be necessary or advisable in the premises, which appointment as attorney is coupled with an interest.

3.

DEBTOR’S REPRESENTATIONS, WARRANTIES AND COVENANTS

The Debtor represents and warrants to, and covenants with, the Secured Party, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

a.

All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by the Debtor to the Secured Party hereby in respect of the Collateral have been accomplished and the security interest granted to the Secured Party pursuant to this Agreement in and to the Collateral constitutes a valid and enforceable perfected security interest therein superior and prior to the rights of all other Persons therein and subject to no other Liens and is entitled to all the rights, priorities and benefits afforded by the law of the State of Florida or other relevant law as enacted in any relevant jurisdiction to perfected security interests. The Secured Party is, and as to Collateral acquired by it from time to time after the date hereof the Secured Party will be, the owner of all Collateral free from any Lien or other right, title or interest of any, and the Debtor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Secured Party. There is no financing statement covering or purporting to cover any interest of any kind in the, and so long as the Obligations remain unpaid, the Debtor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by the Debtor, without the prior written consent of the Secured Party.

b.

The Debtor has full right, power and authority to execute and deliver this Security Agreement and to grant the security interest in the Collateral as provided herein.

c.

The execution, delivery and performance of this Security Agreement has been duly authorized by all necessary corporate action. This Security Agreement has been duly executed and delivered by the Debtor and constitutes the legal, valid and binding obligation of the Debtor enforceable against the Debtor in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium, or other similar laws from time to time in effect affecting creditor's rights generally and by principles governing the availability of equitable remedies, and the grant of the security interest in the Collateral existing on the date hereof constitutes, and, as to subsequently acquired Collateral, will constitute, a valid and perfected first and prior security interest, superior to the rights of any other person, in and to the Collateral.

d.

This Agreement is made with full recourse to the Debtor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of the Debtor contained herein.

e.

The Debtor will keep and maintain at its own cost and expense satisfactory and complete records of all Salvaged Items, Receivables and Contracts, including, but not limited to, the originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and following default hereunder, the Debtor will make the same available to the Secured Party for inspection, at the Debtor's own cost and expense, at any and all reasonable times upon demand.

f.

Upon the occurrence of an Event of Default and if the Secured Party so directs, the Debtor agrees (i) to cause all payments on account of the Receivables and Contracts to be made directly to such account as Secured Party shall request and (ii) that the Secured Party may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in preceding clause (i). Without notice to or assent by the Debtor, the Secured Party may apply any or all amounts then in, or thereafter deposited in any account designated by Secured Party. The costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by the Debtor or the Secured Party, shall be borne by the Debtor.

g.

Debtor shall not rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein. The Debtor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and Contracts and will do nothing to impair the rights of the Secured Party in the Receivables or Contracts.

h.

Debtor will promptly pay when due all taxes and assessments upon the Collateral or for its own use and operation or upon this Security Agreement or upon the notes evidencing the Obligations.

i.

Other than in the ordinary course of Debtor’s business, Debtor shall not sell, transfer, lease, or otherwise dispose of any of the Collateral or any interest therein, or offer to do so, without the prior written consent of the Secured Party.

j.

The Debtor will do nothing to impair the rights of the Secured Party in the Collateral. The Debtor will at all times keep its Inventory and Equipment insured in favor of the Secured Party, at its own expense, to the Secured Party's reasonable satisfaction against fire, theft and all other risks to which such Collateral may be subject; all policies or certificates with respect to such insurance shall be endorsed to the Secured Party's satisfaction for the benefit of the Secured Party (including, without limitation, by naming the Secured Party as loss payee) and deposited with the Secured Party. If the Debtor shall fail to insure such Inventory and Equipment to the Secured Party's reasonable satisfaction, or if the Debtor shall fail to so endorse and deposit all policies or certificates with respect thereto, the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance and the Debtor agrees to reimburse the Secured Party for all costs and expenses of procuring such insurance. The Secured Party may apply any proceeds of such insurance when received by it toward the payment of any of the Obligations to the extent the same shall then be due. The Debtor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of the Debtor to pay its Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the Debtor.

k.

The Debtor agrees to assign and deliver to the Secured Party such financing statements, in form acceptable to the Secured Party, as the Secured Party may from time to time reasonably request or as are necessary or desirable in the opinion of the Secured Party to establish and maintain a valid, enforceable, first priority security interest in the Collateral as provided herein and the other rights and security contemplated herein, all in accordance with the law as enacted in any and all relevant jurisdictions or any other relevant law. The Debtor will pay any applicable filing fees and related expenses. The Debtor authorizes the Secured Party to file any such financing statements without the signature of the Debtor. The Debtor hereby constitutes and appoints the Secured Party its attorney-in-fact for the purpose of carrying out the provisions of this Security Agreement and taking any action and executing any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.

4.

DEFAULT

The Debtor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the law in all relevant jurisdictions and may:

a.

Declare all Obligations secured hereunder, or any of them (notwithstanding any provision thereof), to be immediately due and payable without demand or notice.

b.

Personally, or by agents or attorneys, immediately retake possession of the Collateral or any part thereof, from the Debtor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon the Debtor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Debtor;

c.

Instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables) constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to the Secured Party;

d.

Sell, assign or otherwise liquidate, or direct the Debtor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

e.

Take possession of the Collateral or any part thereof, by directing the Debtor in writing to deliver the same to the Secured Party at any place or places designated by the Secured Party, in which event the Debtor shall at its own expense: (i) forthwith cause the same to be moved to the place or places so designated by the Secured Party and there delivered to the Secured Party, (ii) store and keep any Collateral so delivered to the Secured Party at such place or places pending further action by the Secured Party as provided herein, and (iii) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition; it being understood that the Debtor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by the Debtor of said obligation.

f.

Any Collateral repossessed by the Secured Party under or pursuant hereto, and any other Collateral whether or not so repossessed by the Secured Party, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Secured Party may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Secured Party or after any overhaul or repair which the Secured Party shall determine to be commercially reasonable.

g.

Except as otherwise provided in this Agreement, THE DEBTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE SECURED PARTY'S TAKING POSSESSION OR THE SECURED PARTY'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH DEBTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and the Debtor hereby further waives, to the extent permitted by law: All damages occasioned by such taking of possession except any damages which are the direct result of the Secured Party's gross negligence or willful misconduct; All other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Secured Party's rights hereunder; and All rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and the Debtor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws. Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Debtor therein and thereto, and shall be a perpetual bar both at law and in equity against the Debtor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Debtor.

h.

Charge Debtor with all expenses of retaking, holding, preparing for sale, selling, collecting, filing applicable actions, including but not limited to attorney fees and costs.

i.

The proceeds of any Collateral obtained or disposed of pursuant hereto shall be applied as follows:

i.

To the payment of any and all expenses and fees (including, without limitation, reasonable attorneys' fees) incurred by the Secured Party in obtaining, taking possession of, removing, insuring, repairing, storing and disposing of Collateral and any and all amounts incurred by the Secured Party in connection therewith;

ii.

Next, any surplus then remaining to the payment of the Obligations in the following order of priority: (a) all interest accrued and unpaid; (b) the principal amount owing on the Loans; (c) the fees then owing to the Agent; and (d) all other Obligations then owing; and

iii.

If the Total Commitment is then terminated and no other Obligation is outstanding, any surplus then remaining shall be paid to the Debtor, subject, however, to the rights of the holder of any then existing Lien of which the Secured Party has actual notice (without investigation); it being understood that the Debtor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the sums referred to in this Article 4.

j.

No failure or delay on the part of the Secured Party or any holder of any Note in exercising any right, power or privilege hereunder and no course of dealing between the Debtor and the Secured Party or the holder of any Obligation shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Secured Party or the holder of any Obligation would otherwise have. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Secured Party or the holder of any Obligation to any other or further action in any circumstances without notice or demand.

k.

In case the Secured Party shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Secured Party, then and in every such case the Debtor, the Secured Party and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Secured Party shall continue as if no such proceeding had been instituted.

5.

INDEMNITY

a.

The Debtor agrees to indemnify, reimburse and hold the Secured Party, the holder of any Note, and their respective officers, directors, employees, representatives and agents (hereinafter in this Section referred to individually as "Indemnitee" and collectively as "Indemnitees") harmless from any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements (including, without limitation, reasonable attorneys' fees and expenses) of whatsoever kind or nature which may be imposed on, asserted against or incurred by any of the Indemnities in any way relating to or arising out of this Agreement or the documents executed in connection herewith and therewith or in any other way connected with the administration of the transactions contemplated hereby and thereby or the enforcement of any of the terms of or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition or use of the Collateral, the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person, or for property damage) or any contract claim; provided, however, that no Indemnitee shall be indemnified pursuant to this Section for expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee. The Debtor agrees that upon written notice by any Indemnitee of any assertion that could give rise to an expense, the Debtor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the Debtor of any such assertion of which such Indemnitee has knowledge.

b.

Without limiting the application of this Article 5, the Debtor agrees to pay, or reimburse the Secured Party for (if the Secured Party shall have incurred fees, costs or expenses because the Debtor shall have failed to comply with its obligations under this Agreement), any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Secured Party's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Secured Party's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

c.

Without limiting the application of this Article 5, the Debtor agrees to pay, indemnify and hold each Indemnitee harmless from and against any expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by the Debtor in this Agreement or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement.

d.

If and to the extent that the obligations of the Debtor under this Article 5 are unenforceable for any reason, Debtor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

6.

NOTICES

Any notice or demand upon any party shall be in writing and shall be deemed to have been received when personally delivered or when mailed through the United States Postal Service, postage prepaid, return receipt requested, or when shipped by private express carrier, shipment charges prepaid, to the party to whom delivery shall be made at the addresses mentioned above.

7.

NO WAIVER

No delay on the part of the Secured Party in exercising any of its rights, remedies, powers and privileges hereunder or under applicable law or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Security Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Debtor and the Secured Party.

8.

LIABILITIES

The rights, powers and remedies of the Secured Party herein provided are cumulative and not exclusive of any rights, powers or remedies which the Secured Party would otherwise have. The Debtor shall indemnify the Secured Party and save harmless the Secured Party from and against any liability, cost (including reasonable attorneys' fees) or damage which it may incur in connection with this Security Agreement and the security interest granted hereby, including, without limitation, any such liability, cost or damage it may incur in connection with the exercise, performance or preservation of any of its rights, powers and remedies set forth herein or otherwise available under law (except for any liability, cost or damage arising from the Secured Party's gross negligence or willful misconduct).

9.

BINDING AGREEMENT

This Security Agreement shall be binding upon the Debtor and its successors and assigns and shall inure to the benefit of the Secured Party and its successors and assigns, provided, however, the Debtor may not, without the prior written consent of the Secured Party, assign any of its rights or obligations hereunder to any person or entity. All agreements, representations and warranties made herein by the Debtor shall survive the execution and delivery of this Security Agreement.

This Security Agreement is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon.

10.

GOVERNING LAW

This Security Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of Florida. The venue for any action arising out of this Security Agreement is Pinellas County, Florida.  This Security Agreement is intended to take effect as a sealed instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed and delivered as of the date first above written.

SECURED PARTY

DEBTOR

ENDURANCE EXPLORATION GROUP, INC.

/s/ Micah Eldred

/s/ Carl Dilley

MICAH ELDRED, individually and as

By: Carl Dilley

Managing Member of Connect X Capital Markets, LLC

Title: Vice President

EXHIBIT “A”

ASSET LIST

2003 Haganes Ship

Life Raft

Voyager GPS Equipment

DT Model 1020EHL WR Winch (50%)

Chirp Transducer R509CLM and Garmin GSD26 Sounder

.45 Coax Tow Cable

Hardy Diesel (1/3 Pymt)

Phantom Ultimate 2 ROV System

Kubota Diesel Hydraulic Power Unit V1505, 36HP

Topside Full discover / 4200 MP Tow Fish plus cables

Marine Products

Sonar Wiz 5 for Edgetech 4200

60KW Kohler / John Deere Diesel Generator

Equipment from Measutronics

Equipment - Measurement technology

Eqpt - Virtual Harbor Master

Eqpt - E&S Sales

Appleys Tru Arc - Crane Unit

Simrad RC42N System Pack Autopilot

HLK 3400 -32R Telemetry System

Anchor Chain

Dons Thweat - Sonar Recovery Equipment

Micron Sonar

Nano Satelite

72' Root Grapple

25 Ton GAL BTA

Crane

Anchor and Misc

2-Video Ray Explorer ROV w/conrols/case and tethers

Camera and equipment

Grapple Assembly

Buffalo 8TB Tera Station Pro Quad Storage Server

Optiplex 9010 Minitower

Dell Ultrasharp Monitor (4)

Dell Custom System

Inspiron 17R (5737) BTX Base  & Dell 27 Monitor - P2714H

Any and all items salvaged or recovered from any shipwreck or vessel to the extent of any claim by Endurance Exploration Group, Inc., including but not limited to coins, personal items, dishware, and components of the vessel.

The right granted by any court, country, state, or jurisdiction to salvage any vessel and its cargo.